HUNTINGTON ALLSTAR SELECTSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Retirement Builder Variable Annuity Account

Supplement Dated May 30, 2019

to the

Prospectus dated May 1, 2007

Effective on or about June 3, 2019, based on changes to the underlying fund portfolios, the following trust name and investment advisor change will apply to the applicable subaccount:

SUBACCOUNT NAME	OLD TRUST NAME	NEW TRUST NAME	OLD INVESTMENT ADVISOR	NEW INVESTMENT ADVISOR
International Equity Portfolio	Dreyfus Variable Investment Fund - Service Class	BNY Mellon Variable Investment Fund Service - Class	They Dreyfus Corporation	BNY Mellon Investment Adviser, Inc.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Huntington Allstar SelectSM dated May 1, 2007